Exhibit 10.2

TENNENBAUM CAPITAL PARTNERS, LLC

May 20, 20l3

Via Facsimile and Overnight Carrier

Dialogic Inc. and

Dialogic Corporation

6700 Cote De Liesse, Suite 100

Saint-Laurent, Quebec

H4T 2B5 Canada

Montreal, Quebec, Canada H4M2V9

Attention: Anthony Housefather, EVP Corporate Affairs and General Counsel

Re:    Waiver

Gentlemen:

Reference is hereby made to that certain Third Amended and Restated Credit Agreement by and among Dialogic Corporation, a British Columbia corporation (the “Company”), Dialogic lnc., a Delaware corporation (the “Parent”, and together with the Company, collectively, the “Principal Companies”, and individually a “Principal Company”), each of the Subsidiary Guarantors signatory thereto, the lenders party thereto (the “Lenders”) and Obsidian, LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, the “Agent”), dated as of March 22, 2012 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

1. Waivers.

(a) Compliance with Laws. The Company has informed the Agent and the Lenders that Parent anticipates that it will fail to comply with the provisions of Section 9.5(b) of the Credit Agreement to make a timely filing of its l0Q form for the period ended March 31, 2013 as it anticipates it will not be able to file the I OQ within the five day extension period that terminates at 5:30 PM on May 20, 2013. And has requested that the Agent and the Lenders waive the Events of Default that may occur as a result of such noncompliance. Subject to the terms hereof, the Agent and the Required Lenders hereby agree to waive the Events of Default under the Credit Agreement including under Section 1 l(e) of the Credit Agreement resulting solely from the failure of the Company to timely delivery the 1OQ for the period ended March 31, 2013.

(b) Financial Reporting Defaults. The Agent and the Lenders waive the requirement to deliver the financial statements for the Quarter ended March 31, 2013 and the related Compliance Certificate within 45 days as required under Section 7(b) and 7(d), respectively, of the Credit Agreement.

(c) Certain Notices and Cross-Defaults. The Agent and the Lenders waive any Event of Default under the Credit Agreement including under Section 1l(c) and (g}, respectively, (i) resulting from the failure to give notice of the matters referred to in the foregoing paragraphs

2951 28TH STREET, SUITE 1000, SANTA MONICA, CALIFORNIA 90405

TELEPHONE 310.566.1000 FACSIMILE 310.566.1010

MAILBOX @TENNENBAUMCAPITAL.COM

DWT 22007267v2 0088604-000005

(a) and (b) pursuant to Section 7(a) of the Credit Agreement or (ii) resulting from any Event of Default under the Working Capital Agreement arising due to the matters referred to in this paragraph 1.

3. Delivery and Filing of First Quarter Fina ncial Statements and Form 10Q. The Parent hereby covenants and agrees that it will (a) deliver to Agent the financial statements for the quarter ended March 31, 2013 and the related Compliance Certificate no later than June 30, 2013 and (b) file with the SEC its Form 10Q relating to the fiscal quarter ended on March 31, 2013 no later than June 30, 2013. Any failure to comply with the foregoing shall constitute an “Event of Default” under the Credit Agreement.

4. Miscellaneous.

Except as expressly provided herein, nothing contained herein shall (i) amend, modify or alter any term or condition of the Credit Agreement or any other Loan Document or (ii) diminish, prejudice or waive any of the Agent’s rights and remedies under the Credit Agreement (including the right to require strict compliance with the terms of the Credit Agreement at any time hereafter), any other Loan Document or applicable law, and the Agent hereby reserves all of such rights and remedies. This letter agreement shall not excuse future non-compliance with the Credit Agreement and shall not be a practical construction, course of conduct or course of performance under the Credit Agreement. The Company and the Subsidiary Guarantors hereby acknowledge and reaffirm (i) all of the Loan Parties’ obligations and duties under the Loan Documents and (ii) that the Agent, for the ratable benefit of the Secured Parties, has and shall continue to have valid, secured Liens in the Collateral.

2

Very truly yours,

OBSIDIAN, LLC,
as Agent and Collateral Agent By: Tennenbaum Capital Partners, LLC Its: Managing Member

By: /s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Partner

SPECIAL VALUE EXPANSION FUND, LLC,
as a Lender
By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Partner

SPECIAL VALUE OPPORTUNITIES FUND, LLC,
as a Lender
By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Partner

TENNENBAUM OPPORTUNITIES PARTNERS V, LP,
as a Lender
By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

By: /s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Partner

Acknowledged and agreed:

DIALOGIC CORPORATION,

a British Columbia corporation, as

the Company

By: /s/ Anthony Housefather

Anthony Housefather

EVP Corporate Affairs and General Counsel

DIALOGIC INC.,

A Delaware corporation, as

the Parent

By: /s/ Anthony Housefather

Anthony Housefather

EVP Corporate Affairs and General Counsel

SUBSIDIARY GUARANTORS

DIALOGIC DISTRIBUTION LIMITED

(a company organized under the laws of Ireland)

SIGNED SEALED AND DELIVERED

by Anthony Housefather

the lawful attorney for and on behalf of

DIALOGIC DISTRIBUTION LIMITED

/s/ Anthony Housefather

Authorized Signatory (Signed by Anthony Housefather)

Witness: (Signed)

DIALOGIC MANUFACTURING LIMITED

(a company organized under the laws of Ireland)

SIGNED SEALED AND DELIVERED

by Anthony

the lawful attorney for and on behalf of

DIALOGIC MANUFACTURING LIMITED

/s/ Anthony Housefather

Authorized Signatory (Signed by Anthony Housefather)

Witness: (Signed)

DIALOGIC US HOLDINGS INC.,

a Delaware corporation

Authorized Signatory /s/ Anthony Housefather

EVP Corporate Affairs and General Counsel

DIALOGIC (US) INC.,

a Delaware corporation

Authorized Signatory /s/ Anthony Housefather

EVP Corporate Affairs and General Counsel

CANTATA TECHNOLOGY, INC.,,,

a Massachusetts corporation

/s/ Anthony Housefather

EVP Corporate Affairs and General Counsel

DIALOGIC JAPAN, INC.

a Delaware corporation

/s/ Anthony Housefather

EVP Corporate Affairs and General Counsel

DIALOGIC NETWORKS (ISRAEL) LTD.

a company organized under the laws of Israel

/s/ Anthony Housefather

EVP Corporate Affairs and General Counsel

DIALOGIC DO BRASIL COMERCIO DE EQUIPAMENTOS PARA

TELECOMUNCIACAO LTDA,

a company organized under the laws of Brazil

/s/ Anthony Housefather

EVP Corporate Affairs and General Counsel